MREIC

Supplemental Information | **A Public REIT Since 1968** | **June 30, 2017**

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MONMOUTH REAL ESTATE INVESTMENT CORPORATION
3499 Route 9 North, Suite 3-D, Freehold, NJ 07728

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations, core funds from operations, adjusted funds from operations, net operating income (NOI), Same Property NOI, Same Property Cash NOI and Adjusted EBITDA which are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States of America. Please see page 19 for a definition of these supplemental performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions in the supplemental statement of operations reported in this supplemental information package to the statement of operations as reported in the Company’s filings with the SEC on Form 10-Q.

Consolidated Balance Sheets

	June 30, 2017	September 30, 2016
	(unaudited)

ASSETS
Real Estate Investments:
Land	$184,998,116	$165,375,315
Buildings and Improvements	1,188,576,632	1,005,938,180
Total Real Estate Investments	1,373,574,748	1,171,313,495
Accumulated Depreciation	(169,226,861)	(148,830,169)
Real Estate Investments	1,204,347,887	1,022,483,326

Cash and Cash Equivalents	11,749,997	95,749,508
Securities Available for Sale at Fair Value	100,495,810	73,604,894
Tenant and Other Receivables	1,148,114	1,444,824
Deferred Rent Receivable	7,739,322	6,917,431
Prepaid Expenses	7,358,734	4,830,987
Capitalized Lease Costs, net of Accumulated Amortization of $3,727,227 and $3,238,516, respectively	4,137,743	4,165,268
Intangible Assets, net of Accumulated Amortization of $13,103,744 and $12,332,599, respectively	8,608,879	5,816,153
Financing Costs, net of Accumulated Amortization of $525,660 and $246,678, respectively	969,603	1,245,923
Other Assets	5,061,923	7,227,571
TOTAL ASSETS	$1,351,618,012	$1,223,485,885

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Fixed Rate Mortgage Notes Payable, net of Unamortized Debt
Issuance Costs	$554,486,956	$477,476,010
Loans Payable	122,094,940	80,790,684
Accounts Payable and Accrued Expenses	2,853,438	3,998,771
Other Liabilities	13,936,503	9,868,572
Preferred Stock Called for Redemption	-0-	53,493,750
Total Liabilities	693,371,837	625,627,787

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity: 7.875% Series B Cumulative Redeemable Preferred Stock, $0.01 Par Value Per Share: -0- and 2,300,000 Shares Authorized, Issued and Outstanding as of June 30, 2017 and September 30, 2016, respectively	-0-	57,500,000
6.125% Series C Cumulative Redeemable Preferred Stock, $0.01 Par Value Per Share: 12,400,000 and 5,400,000 Shares Authorized as of June 30, 2017 and September 30, 2016, respectively; 8,400,000 and 5,400,000 Shares Issued and Outstanding as of June 30, 2017 and September 30, 2016, respectively	210,000,000	135,000,000
Common Stock, $0.01 Par Value Per Share: 192,039,750 and 194,600,000 Shares Authorized as of June 30, 2017 and September 30, 2016, respectively; 73,824,161 and 68,920,972 Shares Issued and Outstanding as of June 30, 2017 and September 30, 2016, respectively	738,242	689,210
Excess Stock, $0.01 Par Value Per Share: 200,000,000 Shares Authorized as of June 30, 2017 and September 30, 2016; No Shares Issued or Outstanding as of June 30, 2017 and September 30, 2016	-0-	-0-
Additional Paid-In Capital	438,742,799	391,726,621
Accumulated Other Comprehensive Income	8,765,134	12,942,267
Undistributed Income	-0-	-0-
Total Shareholders’ Equity	658,246,175	597,858,098
TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$1,351,618,012	$1,223,485,885

Third Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 3 of 23

Consolidated Statements of Income

(unaudited)

	Three Months Ended		Nine Months Ended
	6/30/2017	6/30/2016	6/30/2017	6/30/2016
INCOME:
Rental Revenue	$24,400,237	$20,789,914	$71,291,923	$59,465,701
Reimbursement Revenue	4,208,859	3,324,085	11,806,975	9,874,498
TOTAL INCOME	28,609,096	24,113,999	83,098,898	69,340,199

EXPENSES:
Real Estate Taxes	3,520,322	2,633,706	9,279,165	7,681,519
Operating Expenses	1,053,253	981,766	3,635,986	3,316,489
General & Administrative Expenses	1,786,852	1,542,432	5,307,853	5,099,841
Acquisition Costs	-0-	135,358	178,526	545,955
Depreciation	7,318,258	6,096,880	21,449,830	17,478,374
Amortization of Capitalized Lease Costs and Intangible Assets	451,823	445,404	1,327,376	1,418,375
TOTAL EXPENSES	14,130,508	11,835,546	41,178,736	35,540,553

OTHER INCOME (EXPENSE):
Dividend and Interest Income	1,899,320	1,486,134	4,630,653	4,050,455
Gain on Sale of Securities Transactions	1,487,836	272,067	2,293,944	1,159,409
Interest Expense, including Amortization of Financing Costs	(6,135,381)	(5,805,359)	(18,835,864)	(16,707,613)
TOTAL OTHER INCOME (EXPENSE)	(2,748,225)	(4,047,158)	(11,911,267)	(11,497,749)

NET INCOME	11,730,363	8,231,295	30,008,895	22,301,897

Less: Preferred Dividends	4,045,787	2,151,758	11,325,583	6,455,274
Less: Redemption of Preferred Stock	2,467,165	-0-	2,467,165	-0-

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$5,217,411	$6,079,537	$16,216,147	$15,846,623

Third Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 4 of 23

Net Income, FFO, Core FFO, AFFO, Adjusted EBITDA and NOI Reconciliations

(unaudited)

	Three Months Ended		Nine Months Ended
FFO, Core FFO, AFFO	6/30/2017	6/30/2016	6/30/2017	6/30/2016
Net Income Attributable to Common Shareholders	$5,217,411	$6,079,537	$16,216,147	$15,846,623
Plus: Depreciation Expense (excluding Corporate Office Capitalized Costs)	7,278,976	6,066,012	21,332,662	17,390,417
Plus: Amortization of Intangible Assets	262,325	272,009	771,145	915,208
Plus: Amortization of Capitalized Lease Costs	214,990	198,887	632,707	579,643
Plus: Loss on Sale of Real Estate Investment	-0-	-0-	95,336	-0-
FFO Attributable to Common Shareholders	12,973,702	12,616,445	39,047,997	34,731,891
Plus: Acquisition Costs	-0-	135,358	178,526	545,955
Plus: Redemption of Preferred Stock	2,467,165	-0-	2,467,165	-0-
Core FFO Attributable to Common Shareholders	15,440,867	12,751,803	41,693,688	35,277,846
Plus: Stock Compensation Expense	174,709	99,760	441,054	306,688
Plus: Depreciation of Corporate Office Capitalized Costs	39,282	30,868	117,167	87,957
Plus: Amortization of Financing Costs	283,573	240,463	949,470	713,501
Plus: Non-recurring other expense	-0-	100,000	-0-	500,000
Less: Gain on Sale of Securities Transactions	(1,487,836)	(272,067)	(2,293,944)	(1,159,409)
Less: Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(294,936)	(350,217)	(924,792)	(1,172,053)
Less: Recurring Capital Expenditures	(195,186)	(169,492)	(571,988)	(653,544)
AFFO Attributable to Common Shareholders	$13,960,473	$12,431,118	$39,410,655	$33,900,986

	Three Months Ended		Nine Months Ended
Adjusted EBITDA	6/30/2017	6/30/2016	6/30/2017	6/30/2016
Net Income Attributable to Common Shareholders	$5,217,411	$6,079,537	$16,216,147	$15,846,623
Plus: Preferred Dividends	4,045,787	2,151,758	11,325,583	6,455,274
Plus: Redemption of Preferred Stock	2,467,165	-0-	2,467,165	-0-
Plus: Depreciation & Amortization	7,770,081	6,542,284	22,777,206	18,896,749
Plus: Interest Expense, including Amortization of Financing Costs	6,135,381	5,805,359	18,835,864	16,707,613
Plus: Acquisition Costs	-0-	135,358	178,526	545,955
Plus: Net Amortization of Acquired Above and Below Market Lease Revenue	25,492	25,492	76,476	76,476
Plus: Loss on Sale of Real Estate Investment	-0-	-0-	95,336	-0-
Less: Gain on Sale of Securities Transactions	(1,487,836)	(272,067)	(2,293,944)	(1,159,409)
Adjusted EBITDA	$24,173,481	$20,467,721	$69,678,359	$57,369,281

	Three Months Ended		Nine Months Ended
Net Operating Income	6/30/2017	6/30/2016	6/30/2017	6/30/2016
Net Income Attributable to Common Shareholders	$5,217,411	$6,079,537	$16,216,147	$15,846,623
Plus: Redemption of Preferred Stock	2,467,165	-0-	2,467,165	-0-
Plus: Preferred Dividends	4,045,787	2,151,758	11,325,583	6,455,274
Plus: General & Administrative Expenses	1,786,852	1,542,432	5,307,853	5,099,841
Plus: Acquisition Costs	-0-	135,358	178,526	545,955
Plus: Depreciation	7,318,258	6,096,880	21,449,830	17,478,374
Plus: Amortization of Capitalized Lease Costs and Intangible Assets	451,823	445,404	1,327,376	1,418,375
Plus: Interest Expense, including Amortization of Financing Costs	6,135,381	5,805,359	18,835,864	16,707,613
Less: Dividend and Interest Income	(1,899,320)	(1,486,134)	(4,630,653)	(4,050,455)
Less: Gain on Sale of Securities Transactions	(1,487,836)	(272,067)	(2,293,944)	(1,159,409)
Net Operating Income - NOI	$24,035,521	$20,498,527	$70,183,747	$58,342,191

	Three Months Ended		Nine Months Ended
Components of Net Operating Income consists of:	6/30/2017	6/30/2016	6/30/2017	6/30/2016
Revenues
Rental Revenue	$24,400,237	$20,789,914	$71,291,923	$59,465,701
Reimbursement Revenue	4,208,859	3,324,085	11,806,975	9,874,498
Total Rental and Reimbursement Revenue	28,609,096	24,113,999	83,098,898	69,340,199

Expenses
Real Estate Taxes	3,520,322	2,633,706	9,279,165	7,681,519
Operating Expenses	1,053,253	981,766	3,635,986	3,316,489
Total Real Estate Taxes and Operating Expenses	4,573,575	3,615,472	12,915,151	10,998,008
Net Operating Income - NOI	$24,035,521	$20,498,527	$70,183,747	$58,342,191

Third Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 5 of 23

Financial Highlights

(unaudited)

	Three Months Ended		Nine Months Ended
	6/30/2017	6/30/2016	6/30/2017	6/30/2016

Weighted Average Common Shares Outstanding
Basic	72,881,974	66,337,101	71,264,806	64,613,953
Diluted	73,053,693	66,462,209	71,422,664	64,703,203

Net Income Attributable to Common Shareholders	$5,217,411	$6,079,537	$16,216,147	$15,846,623

Basic	$0.07	$0.09	$0.23	$0.25
Diluted	0.07	0.09	0.23	0.24

Net Operating Income – NOI	$24,035,521	$20,498,527	$70,183,747	$58,342,191

Basic	$0.33	$0.31	$0.98	$0.90
Diluted	0.33	0.31	0.98	0.90

Funds From Operations – FFO	$12,973,702	$12,616,445	$39,047,997	$34,731,891

Basic	$0.18	$0.19	$0.55	$0.54
Diluted	0.18	0.19	0.55	0.54

Core Funds From Operations - Core FFO	$15,440,867	$12,751,803	$41,693,688	$35,277,846

Basic	$0.21	$0.19	$0.59	$0.55
Diluted	0.21	0.19	0.58	0.55

Core FFO Excluding Gains on Securities Transactions	$13,953,031	$12,479,736	$39,399,744	$34,118,437

Basic	$0.19	$0.19	$0.55	$0.53
Diluted	0.19	0.19	0.55	0.53

Adjusted Funds From Operations - AFFO	$13,960,473	$12,431,118	$39,410,655	$33,900,986

Basic	$0.19	$0.19	$0.55	$0.52
Diluted	0.19	0.19	0.55	0.52

Dividends Declared per Common Share	$0.16	$0.16	$0.48	$0.48

Dividend/AFFO Payout Ratio	84.2%

Third Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 6 of 23

Same Property Statistics

	Three Months Ended
	6/30/2017	6/30/2016	Change	Change %

Total Square Feet / Total Properties	17,917,302 /105	15,124,162/97	2,793,140	18.5%

Occupancy Percentage at Quarter End	99.8%	99.6%	20 bps	0.2%

Same Property Square Feet / Number of Same Properties	13,522,492/89

Same Property Occupancy Percentage at Quarter End	99.7%	100.0%	(30) bps	(0.3)%

Same Property Net Operating Income (NOI) (GAAP)	$18,450,772	$18,569,091	$(118,319)	(0.6)%

Reversal of Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(173,560)	(335,224)	161,664
Same Property Cash NOI (Cash)	$18,277,212	$18,233,867	$43,345	0.2%

Same Property Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during these periods.

The 0.6% decrease, amounting to $118,319 in Same Property NOI, consists of $9,328 attributable to a decrease in Same Property NOI from vacant properties and by a decrease in Same Property NOI from occupied properties of $108,991.

The 0.2% increase, amounting to $43,345 in Same Property Cash NOI, consists of $55,624 attributable to an increase in Same Property Cash NOI from occupied properties offset by a decrease in Same Property Cash NOI from vacant properties of $12,279.

Reconciliation of Same Property NOI to Total NOI	Three Months Ended
	6/30/2017	6/30/2016	Change	Change %

Same Property NOI (GAAP)	$18,450,772	$18,569,091	$(118,319)	(0.6)%

NOI of properties purchased subsequent to October 1, 2015 (twelve properties for fiscal 2017 and three properties for fiscal 2016)	4,046,723	885,335

NOI of properties expanded subsequent to October 1, 2015 (four properties for fiscal 2017 and 2016)	1,538,026	1,104,282

NOI of property sold subsequent to October 1, 2015 (one property sold during fiscal 2017)	-0-	(60,181)
Total NOI	$24,035,521	$20,498,527	$3,536,994	17.3%

Third Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 7 of 23

Same Property Statistics

	Nine Months Ended
	6/30/2017	6/30/2016	Change	Change %

Total Square Feet / Total Properties	17,917,302/105	15,124,162/97	2,793,140	18.5%

Occupancy Percentage at Quarter End	99.8%	99.6%	20 bps	0.2%

Same Property Square Feet / Number of Same Properties	12,890,600/86

Same Property Occupancy Percentage at Quarter End	99.7%	100.0%	(30) bps	(0.3)%

Same Property Net Operating Income (NOI) (GAAP)	$51,771,276	$51,575,371	$195,905	0.4%

Reversal of Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(495,519)	(1,088,791)	593,272
Same Property Cash NOI (Cash)	$51,275,757	$50,486,580	$789,177	1.6%

Same Property Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during these periods.

The 0.4% increase, amounting to $195,905 in Same Property NOI, consists of $381,807 attributable to an increase in Same Property NOI from filling previously vacant properties offset by a decrease in Same Property NOI from occupied properties of $185,902.

The 1.6% increase, amounting to $789,177 in Same Property Cash NOI, consists of $595,276 attributable to an increase in Same Property Cash NOI from filling previously vacant properties and by an increase in Same Property Cash NOI from occupied properties of $193,901.

Reconciliation of Same Property NOI to Total NOI

	Nine Months Ended
	6/30/2017	6/30/2016	Change	Change %

Same Property NOI (GAAP)	$51,771,276	$51,575,371	$195,905	0.4%

NOI of properties purchased subsequent to October 1, 2015 (fifteen properties for fiscal 2017 and six properties for fiscal 2016)	13,834,680	3,613,706

NOI of properties expanded subsequent to October 1, 2015 (four properties for fiscal 2017 and 2016)	4,691,829	3,274,253

NOI of property sold subsequent to October 1, 2015 (one property sold during fiscal 2017)	(114,038)	(121,139)
Total NOI	$70,183,747	$58,342,191	$11,841,556	20.3%

Third Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 8 of 23

Consolidated Statements of Cash Flows

(unaudited)

	Nine Months Ended
	6/30/2017	6/30/2016
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$30,008,895	$22,301,897
Noncash Items Included in Net Income:
Depreciation & Amortization	23,726,676	19,610,250
Stock Compensation Expense	441,054	306,688
Gain on Sale of Securities Transactions	(2,293,944)	(1,159,409)
Loss on Sale of Real Estate Investment	95,336	-0-
Changes in:
Tenant, Deferred Rent and Other Receivables	12,479	(1,235,976)
Prepaid Expenses	(2,527,747)	(1,859,791)
Other Assets and Capitalized Lease Costs	71,446	(2,293,188)
Accounts Payable, Accrued Expenses and Other Liabilities	656,824	7,676,175
NET CASH PROVIDED BY OPERATING ACTIVITIES	50,191,019	43,346,646

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Real Estate and Intangible Assets	(208,390,539)	(141,230,341)
Capital Improvements	(1,208,390)	(19,517,185)
Proceeds on Sale of Real Estate	4,125,819	-0-
Return of Deposits on Real Estate	2,700,000	1,650,000
Deposits Paid on Acquisitions of Real Estate	(1,280,000)	(1,100,000)
Proceeds from Sale of Securities Available for Sale	10,693,212	8,165,701
Purchase of Securities Available for Sale	(39,467,317)	(17,772,994)
NET CASH USED IN INVESTING ACTIVITIES	(232,827,215)	(169,804,819)

CASH FLOWS FROM FINANCING ACTIVITIES
Net Proceeds from Loans Payable	41,304,256	40,812,783
Proceeds from Fixed Rate Mortgage Notes Payable	137,925,000	92,971,000
Principal Payments on Fixed Rate Mortgage Notes Payable	(59,936,689)	(26,609,348)
Financing Costs Paid on Debt	(1,650,516)	(1,204,207)
Proceeds from the Exercise of Stock Options	-0-	1,412,050
Redemption of 7.625% Series A Preferred Stock	(53,493,750)	-0-
Redemption of 7.875% Series B Preferred Stock	(57,500,000)	-0-
Proceeds from Underwritten Public Offering of 6.125% Series C Preferred Stock, net of offering costs	71,003,093	-0-
Proceeds from Issuance of Common Stock in the DRIP, net of Dividend Reinvestments	59,111,167	45,132,315
Preferred Dividends Paid	(11,044,489)	(6,455,274)
Common Dividends Paid, net of Reinvestments	(27,081,387)	(24,788,097)
NET CASH PROVIDED BY FINANCING ACTIVITIES	98,636,685	121,271,222

NET DECREASE IN CASH AND CASH EQUIVALENTS	(83,999,511)	(5,186,951)
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	95,749,508	12,073,909
CASH AND CASH EQUIVALENTS - END OF PERIOD	$11,749,997	$6,886,958

Third Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 9 of 23

	As of	As of	As of
Capital Structure and Leverage Ratios	6/30/2017	6/30/2016	9/30/2016
(unaudited)

Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$554,486,956	$434,605,383	$477,476,010
Loans Payable	122,094,940	125,854,169	80,790,684
Preferred Stock Called for Redemption	-0-	-0-	53,493,750
Total Debt	676,581,896	560,459,552	611,760,444

7.625% Series A Cumul. Redeemable Preferred	-0-	53,493,750	-0-
7.875% Series B Cumul. Redeemable Preferred	-0-	57,500,000	57,500,000
6.125% Series C Cumul. Redeemable Preferred	210,000,000	-0-	135,000,000
Total Preferred Stock	210,000,000	110,993,750	192,500,000

Common Stock, Paid-In-Capital & Other	448,246,175	390,257,050	405,358,098
Total Shareholders’ Equity	658,246,175	501,250,800	597,858,098

Total Book Capitalization	1,334,828,071	1,061,710,352	1,209,618,542

Accumulated Depreciation	169,226,861	142,289,055	148,830,169
Total Undepreciated Book Capitalization	$1,504,054,932	$1,203,999,407	$1,358,448,711

Shares Outstanding	73,824,161	67,228,175	68,920,972
Market Price Per Share	$15.05	$13.26	$14.27

Equity Market Capitalization	$1,111,053,623	$891,445,601	$983,502,270
Total Debt	676,581,896	560,459,552	611,760,444
Preferred	210,000,000	110,993,750	192,500,000
Total Market Capitalization	$1,997,635,519	$1,562,898,903	$1,787,762,714

Total Debt	$676,581,896	$560,459,552	$611,760,444
less: Cash and Cash Equivalents	11,749,997	6,886,958	95,749,508
Net Debt	$664,831,899	$553,572,594	$516,010,936
less: Securities Available for Sale at Fair Value (Securities)	100,495,810	82,638,519	73,604,894
Net Debt Less Securities	$564,336,089	$470,934,075	$442,406,042

Net Debt / Total Undepreciated Book Capitalization	44.2%	46.0%	38.0%
Net Debt / Total Market Capitalization	33.3%	35.4%	28.9%
Net Debt Plus Preferred / Total Market Capitalization	43.8%	42.5%	39.6%
Net Debt Less Securities / Total Undepreciated Book Capitalization	37.5%	39.1%	32.6%
Net Debt Less Securities / Total Market Capitalization	28.3%	30.1%	24.7%
Net Debt Less Securities Plus Preferred / Total Market Capitalization	38.8%	37.2%	35.5%

Weighted Average Interest Rate on Fixed Rate Debt	4.21%	4.61%	4.49%

Third Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 10 of 23

Capital Structure and Leverage Ratios continued

(unaudited)

					Fiscal Year
	Three Months Ended		Nine Months Ended		Ended
	6/30/2017	6/30/2016	6/30/2017	6/30/2016	9/30/2016
Net Income	$11,730,363	$8,231,295	$30,008,895	$22,301,897	$32,494,507
plus: Depreciation & Amortization	7,770,081	6,542,284	22,777,206	18,896,749	26,087,680
plus: Interest Expense, including Amortization of Financing Costs	6,135,381	5,805,359	18,835,864	16,707,613	22,953,049
plus: Acquisition Costs	-0-	135,358	178,526	545,955	730,441
plus: Net Amortization of Acquired Above and Below Market Lease Revenue	25,492	25,492	76,476	76,476	101,967
plus: Loss on Sale of Real Estate Investment	-0-	-0-	95,336	-0-	-0-
less: Gain on Sale of Securities Transactions	(1,487,836)	(272,067)	(2,293,944)	(1,159,409)	(4,398,599)
Adjusted EBITDA	$24,173,481	$20,467,721	$69,678,359	$57,369,281	$77,969,045

Interest Expense, including Amortization of Financing Costs	$6,135,381	$5,805,359	$18,835,864	$16,707,613	$22,953,049
Preferred Dividends	4,045,787	2,151,758	11,325,583	6,455,274	9,020,470
Total Fixed Charges	$10,181,168	$7,957,117	$30,161,447	$23,162,887	$31,973,519

Interest Coverage	3.9 x	3.5 x	3.7 x	3.4 x	3.4 x
Fixed Charge Coverage	2.4 x	2.6 x	2.3 x	2.5 x	2.4 x

Net Debt	$664,831,899	$553,572,594	$664,831,899	$553,572,594	$516,010,936
Net Debt Less Securities	564,336,089	470,934,075	564,336,089	470,934,075	442,406,042
Preferred	210,000,000	110,993,750	210,000,000	110,993,750	192,500,000
Annualized Adjusted EBITDA	96,693,924	81,870,884	92,904,479	76,492,375	77,969,045

Net Debt / Adjusted EBITDA	6.9 x	6.8 x	7.2 x	7.2 x	6.6 x
Net Debt Less Securities / Adjusted EBITDA	5.8 x	5.8 x	6.1 x	6.2 x	5.7 x
Net Debt + Preferred / Adjusted EBITDA	9.0 x	8.1 x	9.4 x	8.7 x	9.1 x
Net Debt Less Securities + Preferred / Adjusted EBITDA	8.0 x	7.1 x	8.3 x	7.6 x	8.1 x

Third Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 11 of 23

Debt Maturity

(unaudited)

Total Debt ($000's)
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
-
1.3%
7.4%
7.9%
21.9%
5.6%
55.9%
2017
2018
2019
2020
2021
Thereafter
Mortgages
Loans Payable

				Loans		% of
Fiscal Year Ended		Mortgages		Payable	Total	Total

2017		$8,841,593		$-0-	$8,841,593	1.3%
2018		49,428,516		-0-	49,428,516	7.4%
2019		52,952,254		-0-	52,952,254	7.9%
2020		36,963,631		110,000,000	146,963,631	21.9%
2021		37,726,958		-0-	37,726,958	5.6%
Thereafter		375,823,512		-0-	375,823,512	55.9%

Total as of 6/30/2017	(A)	$561,736,464	(B)	$110,000,000	$671,736,464	100.0%

Weighted Average Interest Rate (C)		4.21%		2.49%	3.90%
Weighted Average Term		11.47 yrs.		2.93 yrs.	9.94 yrs.

(A)	Mortgages does not include unamortized debt issuance costs of $7,249,508.
(B)	Excludes $12,094,940 of margin debt which is due upon demand and bears an interest rate of 2.05%.
(C)	Weighted average interest rate of 2.49% on Loans Payable and weighted average interest rate of 3.90% on Total includes margin debt.

Third Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 12 of 23

Property Table by Tenant

(unaudited)

		Property	Square	Occupied Square	% of Occupied	Annual	% of Total Ann.	Rent Per sf	Undepreciated	Mortgage
Tenant		Count	Footage	Footage	sf	Rent	Rent	Occup.	Cost	Balance

FedEx Ground Package System, Inc.		43	7,700,724	7,700,724	43.0%	$57,025,000	53.9%	$7.41	$774,187,846	$357,317,226
FedEx Corporation		15	1,423,313	1,423,313	7.9%	6,687,000	6.3%	4.70	$86,858,352	13,961,186

Total FedEx		58	9,124,037	9,124,037	50.9%	63,712,000	60.2%	6.98	861,046,198	371,278,412

Milwaukee Electric Tool Corporation		1	861,889	861,889	4.8%	3,010,000	2.8%	3.49	36,914,917	23,886,671
ULTA, Inc.		1	671,354	671,354	3.7%	2,677,000	2.5%	3.99	37,512,071	21,808,660
Jim Beam Brands Company		1	599,840	599,840	3.3%	2,032,000	1.9%	3.39	28,000,000	17,784,413
TreeHouse Private Brands, Inc.		1	558,600	558,600	3.1%	2,186,000	2.1%	3.91	26,767,852	16,187,415
CBOCS Distribution, Inc.		1	381,240	381,240	2.1%	1,433,000	1.4%	3.76	14,215,126	7,501,287
Best Buy Warehousing Logistics, Inc.		1	368,060	368,060	2.1%	1,660,000	1.6%	4.51	19,600,000	10,032,360
The Coca-Cola Compan (Western Container Corporation)		2	323,358	323,358	1.8%	1,684,000	1.6%	5.21	20,504,069	5,903,675
Autoneum North America, Inc.		1	315,560	315,560	1.8%	1,700,000	1.6%	5.39	21,040,396	15,350,000
Science Applications International		1	302,400	302,400	1.7%	1,476,000	1.4%	4.88	13,374,441	-0-
International Paper Company		1	280,000	280,000	1.6%	1,337,000	1.3%	4.78	18,294,108	10,112,819
Bunzl USA Holdings, Inc.		2	268,778	268,778	1.5%	1,468,000	1.4%	5.46	18,379,601	12,839,422
Woodstream Corporation	(B)	1	256,000	256,000	1.4%	910,000	0.9%	3.55	8,885,429	-0-
United Technologies Corporation		2	244,317	244,317	1.4%	1,896,000	1.8%	7.76	22,587,512	7,419,925
Anda Pharmaceuticals, Inc.		1	234,660	234,660	1.3%	1,200,000	1.1%	5.11	14,550,000	8,318,812
UGN, Inc.		1	232,200	232,200	1.3%	1,060,000	1.0%	4.57	12,937,000	7,725,701
Caterpillar Logistics Services, Inc.		1	218,120	218,120	1.2%	1,169,000	1.1%	5.36	14,868,857	-0-
Anheuser-Busch, Inc.		1	184,800	184,800	1.0%	810,000	0.8%	4.38	12,578,197	-0-
Carlisle Tire & Wheel Company		1	179,280	179,280	1.0%	787,000	0.7%	4.39	7,232,986	-0-
NF&M International Inc.	(A)	1	174,802	174,802	1.0%	833,000	0.8%	4.77	5,389,424	-0-
Home Depot USA, Inc.		1	171,200	171,200	1.0%	988,000	0.9%	5.77	11,298,367	-0-
Kellogg Sales Company		3	170,279	170,279	1.0%	982,000	0.9%	5.77	12,175,116	-0-
Victory Packaging, L.P.		1	148,000	148,000	0.8%	496,000	0.5%	3.35	5,441,876	-0-
Challenger Lifts, Inc. (Snap-On Inc.)		1	137,500	137,500	0.8%	831,000	0.8%	6.04	11,304,000	7,009,146
Altec Industries, Inc.	(B)	1	126,880	126,880	0.7%	367,000	0.3%	2.89	4,403,841	-0-
General Electric Company		1	125,860	125,860	0.7%	1,315,000	1.2%	10.45	19,950,000	12,150,546
The American Bottling Company (Dr Pepper Snapple)		2	110,080	110,080	0.6%	739,000	0.7%	6.71	10,498,034	1,843,498
Style Crest, Inc.		1	106,507	106,507	0.6%	381,000	0.4%	3.58	7,238,613	-0-
Pittsburgh Glass Works, LLC.		1	102,135	102,135	0.6%	427,000	0.4%	4.18	4,245,913	-0-
Holland 1916 Inc.		1	95,898	95,898	0.5%	345,000	0.3%	3.60	7,397,881	-0-
National Oilwell Varco, Inc.		1	91,295	91,295	0.5%	750,000	0.7%	8.22	8,083,107	2,800,874
Joseph T. Ryerson and Son, Inc.		1	89,052	89,052	0.5%	506,000	0.5%	5.68	6,932,916	-0-
CHEP USA, Inc.		1	83,000	83,000	0.5%	497,000	0.5%	5.99	7,405,447	-0-
Datatel Resources Corporation	(A)	1	80,856	80,856	0.5%	244,000	0.2%	3.02	2,492,919	-0-
Sherwin-Williams Company		2	78,887	78,887	0.4%	640,000	0.6%	8.11	7,244,128	-0-
RGH Enterprises, Inc.		1	75,000	75,000	0.4%	601,000	0.6%	8.01	5,525,600	-0-
Tampa Bay Grand Prix		1	68,385	68,385	0.4%	293,000	0.3%	4.28	5,677,982	-0-
Various Tenants at Retail Shopping Center		1	64,220	64,220	0.4%	762,000	0.7%	11.87	3,072,880	-0-
SOFIVE, Inc.		1	60,400	60,400	0.3%	548,000	0.5%	9.07	4,903,589	1,782,828
Siemens Real Estate		1	51,130	51,130	0.3%	479,000	0.5%	9.37	4,452,425	-0-
Rockwell Collins, Inc.		1	38,833	38,833	0.2%	362,000	0.3%	9.32	5,100,000	-0-
Graybar Electric Company		1	26,340	26,340	0.1%	109,000	0.1%	4.14	1,858,591	-0-
Tenant Total as of 6/30/17		104	17,881,032	17,881,032	99.8%	$105,702,000	99.9%	$5.91	$1,371,381,409	$ (C) 561,736,464

Vacant	(E)	1	36,270	-0-	0.0%	(D) 94,000	0.1%	-0-	2,182,274	-0-
Total as of 6/30/17		105	17,917,302	17,881,032	99.8%	$105,796,000	100.0%	$5.91	$1,373,563,683	$561,736,464

Acquisitions Subsequent to 6/30/17
FedEx Ground Package System, Inc. (Charlotte, NC MSA)		1	354,482	354,482	1.9%	2,537,000	2.3%	7.16
Pro Forma Total with Acquisitions Subsequent to 6/30/17		106	18,271,784	18,235,514	99.8%	$108,333,000	100.0%	$5.94

Leasing Activity Subsequent to 6/30/17
FBM Gypsum Supply of Illinois, LLC	(E)	na	na	36,270	0.3%	172,000	0.2%	4.74
Pro Forma Total		106	18,271,784	(F) 18,184,284	(F) 99.5%	$108,505,000	100.0%	$5.94

(A)	NF&M International and Datatel Resources are located at one property and therefore are counted as one property in the Property Count total.
(B)	Woodstream Corporation and Altec Industries, Inc. are located at one property and therefore are counted as one property in the Property Count total.
Other than these two properties indicated in footnotes (A) and (B) and the one retail property, all other properties are single-tenant.
(C)	Does not include unamortized debt issuance costs of $7,249,508.
(D)	Includes rental revenue from property during Fiscal 2017 prior to becoming vacant.
(E)	Entered into a 10.2 year lease agreement through December 31, 2027 with FBM Gypsum Supply of Illinois, LLC. The lease is expected to commence on November 1, 2017, with 2 months of free rent, after which initial annual rent of $159,888, representing $4.40 per square foot, will commence with 2.0% annual increases thereafter.
(F)	Effective July 1, 2017, an 87,500 square foot building leased to FedEx Ground Package System, Inc., located in Ft. Myers, FL, became vacant.

Third Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 13 of 23

Property Table by State

(unaudited)

		Property	Square	Occupied Square	% of Total	Annual	% of Total Ann.	Rent Per sf	Undepreciated		Mortgage
State		Count	Footage	Footage	sf	Rent	Rent	Occup.	Cost		Balance
Florida		13	1,899,643	1,899,643	10.6%	$13,941,000	13.2%	7.34	$200,246,461		$100,861,021
Texas		10	1,781,967	1,781,967	9.9%	14,182,000	13.4%	7.96	182,082,804		84,960,463
Kentucky		3	1,295,940	1,295,940	7.2%	5,049,000	4.8%	3.90	66,071,852		40,980,974
Mississippi		4	1,158,889	1,158,889	6.5%	4,439,000	4.2%	3.83	55,224,199		32,205,483
Ohio		7	1,032,469	1,032,469	5.8%	6,116,000	5.8%	5.92	72,781,419		22,458,064
Indiana		2	999,176	999,176	5.6%	4,210,000	4.0%	4.21	61,458,071		33,420,918
Illinois		9	958,045	958,045	5.3%	6,101,000	5.8%	6.37	82,074,151		9,286,476
Tennessee		3	891,777	891,777	5.0%	3,077,000	2.9%	3.45	33,856,198		13,583,577
South Carolina		4	886,675	886,675	4.9%	5,266,000	5.0%	5.94	57,442,797		17,693,184
Michigan		4	833,054	833,054	4.6%	5,574,000	5.3%	6.69	72,970,157		27,851,798
Kansas		4	813,043	813,043	4.5%	4,652,000	4.4%	5.72	60,943,937		32,683,990
Missouri		5	804,397	804,397	4.5%	3,121,000	2.9%	3.88	39,384,765		6,839,422
North Carolina		3	585,224	585,224	3.3%	3,111,000	2.9%	5.32	45,725,284		19,201,012
New York		4	568,965	568,965	3.2%	4,204,000	4.0%	7.39	55,232,099		22,826,429
Pennsylvania		3	504,040	504,040	2.8%	3,043,000	2.9%	6.04	36,840,993		15,888,368
Virginia		5	407,265	407,265	2.3%	2,442,000	2.3%	6.00	34,507,456		4,982,380
Colorado		3	363,597	363,597	2.0%	3,040,000	2.9%	8.36	42,058,524		19,815,390
Oklahoma		3	314,941	314,941	1.8%	2,029,000	1.9%	6.44	25,060,869		11,885,673
Georgia		3	307,662	307,662	1.7%	1,743,000	1.6%	5.67	22,209,940		616,465
Arizona		1	283,358	283,358	1.6%	1,352,000	1.3%	4.77	16,824,226		4,721,556
Wisconsin		2	238,666	238,666	1.3%	1,300,000	1.2%	5.45	15,952,361		3,033,695
Washington		1	210,445	210,445	1.2%	1,962,000	1.8%	9.32	30,228,547		19,103,335
Louisiana		1	175,315	175,315	1.0%	1,260,000	1.2%	7.19	18,410,000		11,980,889
Maryland		1	148,881	148,881	0.8%	1,426,000	1.3%	9.58	14,512,355		-0-
New Jersey		2	124,620	124,620	0.7%	1,310,000	1.2%	10.51	7,976,469		1,782,828
Nebraska		1	89,115	89,115	0.5%	446,000	0.4%	5.00	5,944,691		-0-
Alabama		1	88,653	88,653	0.5%	605,000	0.6%	6.82	6,661,819		641,771
Minnesota		1	60,398	60,398	0.3%	372,000	0.4%	6.16	5,220,000		2,431,303
Connecticut		1	54,812	54,812	0.3%	329,000	0.3%	6.00	3,478,966		-0-
Iowa		1	36,270	-0-	0.3%	94,000	0.1%	-0-	2,182,273		-0-
Total as of 6/30/17		105	17,917,302	17,881,032	100.0%	$105,796,000	100.0%	$5.91	$1,373,563,683	$	(A) 561,736,464

Acquisitions Subsequent to 6/30/17
North Carolina		1	354,482	354,482	1.9%	2,537,000	2.3%	7.16
Pro Forma Total with Acquisitions Subsequent to 6/30/17		106	18,271,784	18,235,514	100%	$108,333,000	100.0%	$5.94

Leasing Activity Subsequent to 6/30/17
Iowa	(B)	na	na	36,270	0.3%	172,000	0.2%	4.74
Pro Forma Total		106	18,271,784	(C) 18,184,284	100%	$108,505,000	100.0%	$5.94

(A)	Does not include unamortized debt issuance costs of $7,249,508.
(B)	Included in leasing activity subsequent to 6/30/17 is a 36,270 square foot building located in Iowa that the Company has recently entered into a 10.2 year lease agreement that will commence subsequent to June 30, 2017.
(C)	Effective July 1, 2017, an 87,500 square foot building leased to FedEx Ground Package System, Inc., located in Ft. Myers, FL, became vacant.

Third Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 14 of 23

Lease Expirations

(unaudited)

		Property	Square	% of Total	Annual	% of Total Ann.	Rent Per sf	Lease Exp. Term in	Undepreciated		Mortgage
Fiscal Year		Count	Footage	sf	Rent	Rent	Occup.	Years	Cost		Balance

2017		3	231,226	1.3%	$1,365,000	1.3%	$5.90	0.1	$16,977,588		3,717,600
2018	(A)	14	1,359,120	7.6%	8,271,000	7.8%	6.09	0.8	95,995,454		7,568,565
2019		9	1,370,849	7.7%	7,116,000	6.7%	5.19	1.9	81,544,991		13,502,215
2020		4	383,449	2.1%	2,116,000	2.0%	5.52	2.9	27,388,231		-0-
2021	(A)	7	827,110	4.6%	3,705,000	3.5%	4.48	4.1	44,328,993		8,021,541
2022		7	1,138,320	6.4%	6,376,000	6.0%	5.60	4.7	75,791,836		28,214,645
2023	(A)	12	1,489,524	8.3%	8,719,000	8.2%	5.85	6.0	109,518,122		26,182,961
2024		12	1,853,948	10.3%	11,318,000	10.7%	6.10	6.9	139,224,175		50,889,806
2025	(A)	9	2,404,478	13.4%	12,207,000	11.5%	5.08	7.9	159,801,156		81,194,222
2026		7	1,126,033	6.3%	8,669,000	8.2%	7.70	9.0	118,951,060		57,971,793
2027		6	692,879	3.9%	4,591,000	4.3%	6.63	9.9	59,135,444		4,721,556
2028		1	861,889	4.8%	3,010,000	2.8%	3.49	11.1	36,914,917		23,886,671
2029		2	262,613	1.5%	1,515,000	1.4%	5.77	12.0	21,954,950		9,286,476
2030		4	1,044,832	5.8%	7,388,000	7.0%	7.07	12.8	109,198,469		66,923,256
2031		3	963,269	5.4%	7,110,000	6.7%	7.38	13.8	104,367,000		69,628,543
2032		4	1,248,673	7.0%	9,278,000	8.8%	7.43	14.7	140,448,291		93,839,199
2034		1	558,600	3.1%	2,186,000	2.3%	3.91	16.3	26,767,852		16,187,415
Various tenants at retail shopping center		1	64,220	0.4%	762,000	0.7%	11.87	-0-	3,072,880		-0-
Vacant	(D)	1	36,270	0.1%	(C) 94,000	0.1%	-0-	-0-	2,182,274		-0-
Total as of 6/30/17		105	17,917,302	100.0%	$105,796,000	100.0%	$5.91	7.8	$1,373,563,683	(B)	$561,736,464

Acquisitions Subsequent to 6/30/17
2032		1	354,482	1.9%	2,537,000	2.3%	7.16	14.9
Pro Forma Total with Acquisitions Subsequent to 6/30/17		106	18,271,784	100.0%	$108,333,000	100.0%	$5.94	7.9

Leasing Activity Subsequent to 6/30/17
2028	(D)	na	na	0.2%	172,000	0.2%	4.74	10.2
Pro Forma Total		106	18,271,784	100.0%	$108,505,000	100.0%	$5.94	7.9

(A)

Included in 2018 is Datatel Resources and included in 2025 is NF&M International which both occupy one property. Included in 2021 is Woodstream Corporation and included in 2023 is Altec Industries which both occupy one property.

Other than these two properties and the one retail property, all other properties are single-tenant.

(B)	Does not include unamortized debt issuance costs of $7,249,508.
(C)	Includes rental revenue from property during Fiscal 2017 prior to becoming vacant.
(D)	Included in leasing activity subsequent to 6/30/17 is a 36,270 square foot building that the Company has recently entered into a 10.2 year lease agreement that will commence subsequent to June 30, 2017.

Third Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 15 of 23

Recent Acquisitions During Fiscal 2017

(unaudited)

		City		Fiscal Year	Square	Annual	Rent Per sf	Lease	Purchase	Initial Mortgage
No	Tenant	(MSA)	State	Acquisition	Footage	Rent	Occup.	Expiration	Price	Balance
1	FedEx Ground Package System, Inc.	Hamburg (Buffalo)	NY	2017	338,584	$2,309,000	$6.82	3/31/2031	$35,100,000	$23,500,000
2	FedEx Ground Package System, Inc.	Ft. Myers	FL	2017	213,672	1,365,000	6.39	9/30/2026	21,001,538	14,500,000
3	FedEx Ground Package System, Inc.	Walker (Grand Rapids)	MI	2017	343,483	2,102,000	6.12	1/31/2032	32,120,000	20,875,000
4	FedEx Ground Package System, Inc.	Mesquite (Dallas)	TX	2017	351,874	3,194,000	9.08	3/31/2032	50,621,072	32,900,000
5	Autoneum North America, Inc.	Aiken (Augusta, GA)	SC	2017	315,560	1,700,000	5.39	4/30/2032	21,933,000	15,350,000
6	FedEx Ground Package System, Inc.	Homestead (Miami)	FL	2017	237,756	2,282,000	9.60	3/31/2032	38,347,933	24,800,000
7	Bunzl Distribution Oklahoma, Inc.	Oklahoma City	OK	2017	110,361	721,000	6.53	8/31/2024	9,000,000	6,000,000
	Total as of 6/30/17				1,911,290	$13,673,000	$7.15		$208,123,543	$137,925,000

Acquisitions Subsequent to 6/30/17
8	FedEx Ground Package System, Inc.	Concord (Charlotte)	NC	2017	354,482	2,537,000	7.16	5/31/2032	40,598,446	26,184,000
					2,265,772	$16,210,000	$7.15		$248,721,989	$164,109,000

Third Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 16 of 23

Property Table

(unaudited)

					Fiscal Year		Square	Annual	Rent Per sf	Lease Exp. Term in	Undepreciated	Mortgage
No	Tenant		City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost	Balance
1	Milwaukee Electric Tool Corporation		Olive Branch (Memphis, TN)	MS	2013	100.0%	861,889	$3,010,000	$3.49	11.1	$36,914,917	$23,886,671
2	ULTA, Inc.		Greenwood (Indianapolis)	IN	2015	100.0%	671,354	2,677,000	3.99	8.1	37,512,071	21,808,660
3	Jim Beam Brands Company		Frankfort	KY	2015	100.0%	599,840	2,032,000	3.39	7.6	28,000,000	17,784,413
4	TreeHouse Private Brands, Inc.		Buckner (Louisville)	KY	2014	100.0%	558,600	2,186,000	3.91	16.3	26,767,852	16,187,415
5	FedEx Corporation		Memphis	TN	2010	100.0%	449,900	1,327,000	2.95	1.9	14,624,554	6,082,290
6	Woodstream Corporation	(A)	St. Joseph	MO	2001	100.0%	256,000	910,000	3.55	4.3	8,885,429	-0-
	Altec Industries, Inc.	(A)	St. Joseph	MO	2001	100.0%	126,880	367,000	2.89	5.7	4,403,841	-0-
7	CBOCS Distribution, Inc.		Lebanon (Nashville)	TN	2011	100.0%	381,240	1,433,000	3.76	7.0	14,215,126	7,501,287
8	Best Buy Warehousing Logistics, Inc.		Streetsboro (Cleveland)	OH	2012	100.0%	368,060	1,660,000	4.51	4.6	19,600,000	10,032,360
9	FedEx Ground Package System, Inc.		Mesquite (Dallas)	TX	2017	100.0%	351,874	3,194,000	9.08	14.8	49,879,790	32,900,000
10	FedEx Ground Package System, Inc.		Walker (Grand Rapids)	MI	2017	100.0%	343,483	2,102,000	6.12	14.6	31,654,985	20,789,199
11	FedEx Ground Package System, Inc.		Hamburg (Buffalo)	NY	2017	100.0%	338,584	2,309,000	6.82	13.8	34,850,000	22,826,429
12	FedEx Ground Package System, Inc.		Concord (Charlotte)	NC	2016	100.0%	330,717	2,234,000	6.76	8.1	33,044,795	19,201,012
13	FedEx Ground Package System, Inc.		Indianapolis	IN	2014	100.0%	327,822	1,533,000	4.68	6.8	23,946,000	11,612,258
14	FedEx Ground Package System, Inc.		Aiken (Augusta, GA)	SC	2017	100.0%	315,560	1,700,000	5.39	14.8	21,040,396	15,350,000
15	FedEx Ground Package System, Inc.		Olathe (Kansas City)	KS	2016	100.0%	313,763	2,196,000	7.00	13.9	31,737,000	21,389,052
16	FedEx Ground Package System, Inc.		Davenport (Orlando)	FL	2016	100.0%	310,922	2,605,000	8.38	13.8	37,780,000	25,413,062
17	FedEx Ground Package System, Inc.		Fort Worth (Dallas)	TX	2015	100.0%	304,608	2,367,000	7.77	12.8	35,300,832	22,449,369
18	Science Applications International		Hanahan (Charleston)	SC	2005	100.0%	302,400	1,476,000	4.88	1.8	13,374,441	-0-
19	FedEx Ground Package System, Inc.		Jacksonville	FL	2015	100.0%	297,579	1,999,000	6.72	12.5	30,732,090	17,644,851
20	Western Container Corp. (The Coca-Cola Company)		Tolleson (Phoenix)	AZ	2003	100.0%	283,358	1,352,000	4.77	9.8	16,824,226	4,721,556
21	International Paper Company		Edwardsville (Kansas City)	KS	2014	100.0%	280,000	1,337,000	4.78	6.2	18,294,108	10,112,819
22	NF&M International	(B)	Monaca (Pittsburgh)	PA	1988	100.0%	174,802	833,000	4.77	7.5	5,389,424	-0-
	Datatel Resources Corp.	(B)	Monaca (Pittsburgh)	PA	1988	100.0%	80,856	244,000	3.02	0.4	2,492,919	-0-
23	FedEx Ground Package System, Inc.		Orion	MI	2007	100.0%	245,633	1,908,000	7.77	6.0	22,885,636	-0-
24	FedEx Ground Package System, Inc.		Homestead (Miami)	FL	2017	100.0%	237,756	2,282,000	9.60	14.8	37,873,120	24,800,000
25	Anda Pharmaceuticals, Inc.		Olive Branch (Memphis, TN)	MS	2012	100.0%	234,660	1,200,000	5.11	5.1	14,550,000	8,318,812
26	UGN, Inc.		Monroe (Cincinnati)	OH	2015	100.0%	232,200	1,060,000	4.57	12.7	12,937,000	7,725,701
27	FedEx Ground Package System, Inc.		Colorado Springs	CO	2016	100.0%	225,362	1,832,000	8.13	8.6	28,500,000	17,872,072
28	Caterpillar Logistics Services, Inc.		Griffin (Atlanta)	GA	2006	100.0%	218,120	1,169,000	5.36	0.4	14,868,857	-0-
29	Fedex Ground Package System, Inc.		Ft. Myers	FL	2017	100.0%	213,672	1,365,000	6.39	9.3	20,800,000	14,202,709
30	FedEx Ground Package System, Inc.		Burlington (Seattle/Everett)	WA	2016	100.0%	210,445	1,962,000	9.32	13.2	30,228,547	19,103,335
31	FedEx Ground Package System, Inc.		Sauget (St. Louis, MO)	IL	2015	100.0%	198,773	1,036,000	5.21	11.9	15,204,950	9,286,476
32	Anheuser-Busch, Inc.		Granite City (St. Louis, MO)	IL	2001	100.0%	184,800	810,000	4.38	4.4	12,578,197	-0-
33	United Technologies Corporation		Carrollton (Dallas)	TX	2010	100.0%	184,317	1,576,000	8.55	1.5	17,819,203	7,419,925
34	FedEx Ground Package System, Inc.		Spring (Houston)	TX	2014	100.0%	181,176	1,581,000	8.73	7.3	19,283,798	8,687,334
35	Carlisle Tire & Wheel Company		Edwardsville (Kansas City)	KS	2003	100.0%	179,280	787,000	4.39	0.9	7,232,986	-0-
36	FedEx Ground Package System, Inc.		Ft. Mill (Charlotte, NC)	SC	2010	100.0%	176,939	1,415,000	8.00	6.3	15,413,307	1,495,698
37	FedEx Ground Package System, Inc.		Covington (New Orleans)	LA	2016	100.0%	175,315	1,260,000	7.19	8.0	18,410,000	11,980,889
38	FedEx Ground Package System, Inc.		Livonia (Detroit)	MI	2013	100.0%	172,005	1,194,000	6.94	4.8	13,762,030	7,062,599
39	Home Depot USA, Inc.		Montgomery (Chicago)	IL	2004	100.0%	171,200	988,000	5.77	3.0	11,298,367	-0-
40	FedEx Ground Package System, Inc.		Tampa	FL	2004	100.0%	170,779	1,624,000	9.51	9.1	19,696,227	6,095,549
41	FedEx Ground Package System, Inc.		Edinburg	TX	2011	100.0%	164,207	1,097,000	6.68	9.3	12,039,014	-0-
42	FedEx Ground Package System, Inc.		Lindale (Tyler)	TX	2015	100.0%	163,378	725,000	4.44	7.0	9,930,000	6,108,716
43	Bunzl Distribution Midcentral, Inc.		Kansas City	MO	2015	100.0%	158,417	747,000	4.72	4.3	9,651,226	6,839,422
44	FedEx Ground Package System, Inc.		Oklahoma City	OK	2012	100.0%	158,340	1,048,000	6.62	8.0	12,584,462	4,042,175
45	FedEx Ground Package System, Inc.		Waco	TX	2012	100.0%	150,710	1,078,000	7.15	8.2	12,551,368	4,594,245
46	FedEx Ground Package System, Inc.		Beltsville (Washington, DC)	MD	2001	100.0%	148,881	1,426,000	9.58	1.1	14,512,355	-0-
47	Victory Packaging, L.P.		Fayetteville	NC	1997	100.0%	148,000	496,000	3.35	3.7	5,441,876	-0-
48	FedEx Ground Package System, Inc.		El Paso	TX	2006	100.0%	144,149	1,345,000	9.33	6.3	12,431,193	-0-
49	FedEx Ground Package System, Inc.		Cocoa	FL	2008	100.0%	144,138	1,112,000	7.71	7.3	14,127,449	4,825,954
50	FedEx Ground Package System, Inc.		Cudahy (Milwaukee)	WI	2001	100.0%	139,564	832,000	5.96	10.0	9,382,361	-0-
51	Challenger Lifts, Inc (Snap-On Inc.)		Louisville	KY	2016	100.0%	137,500	831,000	6.04	8.9	11,304,000	7,009,146
52	FedEx Ground Package System, Inc.		Richfield (Cleveland)	OH	2006	100.0%	131,152	1,493,000	11.38	7.3	16,435,479	2,815,061
53	General Electric Company		Imperial (Pittsburgh)	PA	2016	100.0%	125,860	1,315,000	10.45	8.5	19,950,000	12,150,546
54	FedEx Ground Package System, Inc.		Wheeling (Chicago)	IL	2003	100.0%	123,000	1,279,000	10.40	9.9	18,537,652	-0-
55	FedEx Ground Package System, Inc.		Altoona	PA	2014	100.0%	122,522	651,000	5.31	6.2	9,008,650	3,737,822
56	FedEx Corporation		Mechanicsville (Richmond)	VA	2001	100.0%	112,799	541,000	4.80	5.8	7,776,711	-0-
57	FedEx Corporation		Orlando	FL	2008	100.0%	110,638	666,000	6.02	0.4	8,554,432	4,161,296
58	Bunzl Distribution Oklahoma, Inc.		Oklahoma City	OK	2017	100.0%	110,361	721,000	6.53	7.2	8,728,375	6,000,000
59	Style Crest, Inc.		Winston-Salem	NC	2002	100.0%	106,507	381,000	3.58	3.8	7,238,613	-0-
60	FedEx Ground Package System, Inc.		Cheektowaga (Buffalo)	NY	2000	100.0%	104,981	966,000	9.20	2.2	10,960,823	-0-

Third Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 17 of 23

Property Table

(unaudited)

					Fiscal Year			Square	Annual	Rent Per sf	Lease Exp. Term in	Undepreciated		Mortgage
No	Tenant		City (MSA)	State	Acquisition		Occup.	Footage	Rent	Occup.	Years	Cost		Balance
61	FedEx Ground Package System, Inc.		West Chester Twp (Cincinnati)	OH	1999		100.0%	103,818	$537,000	$5.17	6.2	$5,733,686		$1,884,942
62	FedEx Ground Package System, Inc.		Roanoke	VA	2013		100.0%	103,402	755,000	7.30	5.8	10,200,000		4,982,380
63	Pittsburgh Glass Works, LLC.		O’ Fallon (St. Louis)	MO	1994		100.0%	102,135	427,000	4.18	1.0	4,245,913		-0-
64	FedEx Ground Package System, Inc.		Green Bay	WI	2013		100.0%	99,102	468,000	4.72	5.9	6,570,000		3,033,695
65	Holland 1916 Inc.		Liberty (Kansas City)	MO	1998		100.0%	95,898	345,000	3.60	2.0	7,397,881		-0-
66	FedEx Corporation		Jacksonville	FL	1999		100.0%	95,883	518,000	5.40	1.9	6,288,763		-0-
67	FedEx Corporation		Tampa	FL	2006		100.0%	95,662	603,000	6.30	0.3	7,603,154		$3,717,600
68	FedEx Ground Package System, Inc.		Hanahan (Charleston)	SC	2005		100.0%	91,776	675,000	7.35	1.1	7,614,653		847,486
69	National Oilwell Varco, Inc.		Houston	TX	2010		100.0%	91,295	750,000	8.22	5.3	8,083,107		2,800,874
70	FedEx Corporation		Omaha	NE	1999		100.0%	89,115	446,000	5.00	6.3	5,944,691		-0-
71	Joseph T. Ryerson and Son, Inc.		Elgin (Chicago)	IL	2002		100.0%	89,052	506,000	5.68	2.6	6,932,916		-0-
72	FedEx Ground Package System, Inc.		Huntsville	AL	2005		100.0%	88,653	605,000	6.82	9.1	6,661,819		641,771
73	FedEx Ground Package System, Inc.	(F)	Ft. Myers	FL	2003		100.0%	87,500	433,000	4.95	-0-	5,017,447		-0-
74	CHEP USA, Inc.		Roanoke	VA	2007		100.0%	83,000	497,000	5.99	7.7	7,405,447		-0-
75	FedEx Corporation		Bedford Heights (Cleveland)	OH	2007		100.0%	82,269	408,000	4.96	1.2	6,872,829		-0-
76	RGH Enterprises, Inc.		Halfmoon (Albany)	NY	2012		100.0%	75,000	601,000	8.01	4.4	5,525,600		-0-
77	FedEx Corporation		Schaumburg (Chicago)	IL	1997		100.0%	73,500	480,000	6.53	9.8	5,177,940		-0-
78	FedEx Corporation		Romulus (Detroit)	MI	1998		100.0%	71,933	370,000	5.14	3.9	4,667,506		-0-
79	FedEx Ground Package System, Inc.		Denver	CO	2005		100.0%	69,865	564,000	8.07	1.1	6,354,051		826,660
80	Tampa Bay Grand Prix		Tampa	FL	2005		100.0%	68,385	293,000	4.28	3.3	5,677,982		-0-
81	FedEx Ground Package System, Inc.		Colorado Springs	CO	2006		100.0%	68,370	644,000	9.42	1.3	7,204,472		1,116,658
82	Sherwin-Williams Company		Rockford	IL	2011		100.0%	66,387	479,000	7.22	6.5	5,551,227		-0-
83	Kellogg Sales Company		Kansas City	MO	2007		100.0%	65,067	325,000	4.99	1.1	4,800,474		-0-
84	Various Tenants at Retail Shopping Center		Somerset	NJ	1970		100.0%	64,220	762,000	11.87	na	3,072,880		-0-
85	The American Bottling Company (Dr Pepper Snapple)		Cincinnati	OH	2015		100.0%	63,840	479,000	7.50	12.3	6,750,000		-0-
86	FedEx Corporation		Chattanooga	TN	2007		100.0%	60,637	317,000	5.23	5.3	5,016,518		-0-
87	SOFIVE, Inc.		Carlstadt (New York, NY)	NJ	2001		100.0%	60,400	548,000	9.07	7.6	4,903,589		1,782,828
88	FedEx Ground Package System, Inc.		Stewartville (Rochester)	MN	2013		100.0%	60,398	372,000	6.16	5.9	5,220,000		2,431,303
89	United Technologies Corporation		Richmond	VA	2004		100.0%	60,000	320,000	5.33	1.4	4,768,309		-0-
90	FedEx Ground Package System, Inc.		Augusta	GA	2005		100.0%	59,358	453,000	7.63	1.0	5,363,304		616,465
91	Kellogg Sales Company		Newington (Hartford)	CT	2001		100.0%	54,812	329,000	6.00	2.7	3,478,966		-0-
92	Siemens Real Estate		Lebanon (Cincinnati)	OH	2012		100.0%	51,130	479,000	9.37	1.8	4,452,425		-0-
93	Kellogg Sales Company		Orangeburg (New York)	NY	1993		100.0%	50,400	328,000	6.51	0.7	3,895,675		-0-
94	FedEx Corporation		Charlottesville	VA	1999		100.0%	48,064	329,000	6.85	0.2	4,356,988		-0-
95	FedEx Ground Package System, Inc.		Corpus Christi	TX	2012		100.0%	46,253	469,000	10.14	4.2	4,764,500		-0-
96	The American Bottling Company (Dr Pepper Snapple)		Tulsa	OK	2014		100.0%	46,240	260,000	5.62	6.7	3,748,035		1,843,498
97	The Coca-Cola Company		Topeka	KS	2009		100.0%	40,000	332,000	8.30	4.3	3,679,843		1,182,119
98	Rockwell Collins, Inc.		Rockford	IL	2015		100.0%	38,833	362,000	9.32	10.0	5,100,000		-0-
99	Vacant	(E)	Urbandale (Des Moines)	IA	1994		0.0%	36,270	(D) 94,000	na	na	2,182,274		-0-
100	FedEx Corporation		Richland (Jackson)	MS	1994		100.0%	36,000	120,000	3.33	6.8	1,900,691		-0-
101	FedEx Corporation		Punta Gorda	FL	2007		100.0%	34,624	286,000	8.26	10.0	4,113,265		-0-
102	FedEx Corporation		Lakeland	FL	2006		100.0%	32,105	155,000	4.83	0.4	1,982,532		-0-
103	FedEx Corporation		Augusta	GA	2006		100.0%	30,184	121,000	4.01	5.4	1,977,779		-0-
104	Graybar Electric Company		Ridgeland (Jackson)	MS	1993		100.0%	26,340	109,000	4.14	2.1	1,858,591		-0-
105	Sherwin-Williams Company		Burr Ridge (Chicago)	IL	1997		100.0%	12,500	161,000	12.88	4.3	1,692,901		-0-
	Total as of 6/30/17						99.8%	17,917,302	$105,796,000	$5.91	7.8	$1,373,563,683	(C)	$561,736,464

	Acquisitions Subsequent to 6/30/17
106	FedEx Ground Package System, Inc.		Concord (Charlotte)	NC	2017		100.0%	354,482	2,537,000	7.16	14.9
	Pro Forma Total with Acquisitions Subsequent to 6/30/17						99.8%	18,271,784	$108,333,000	$5.94	7.9

	Leasing Activity Subsequent to 6/30/17
	FBM Gypsum Supply of Illinois, LLC	(E)	Urbandale (Des Moines)	IA	1994		100.0%	na	172,000	4.74	10.2
	Pro Forma Total					(F)	99.5%	18,271,784	$108,505,000	$5.94	7.9

(A)	Both tenants occupy one property.
(B)	Both tenants occupy one property.
Other than these two properties indicated in footnotes (A) and (B) and the one retail property, all other properties are single-tenant.
(C)	Does not include unamortized debt issuance costs of $7,249,508.
(D)	Includes rental revenue from property during Fiscal 2017 prior to becoming vacant.
(E)	Entered into a 10.2 year lease agreement through December 31, 2027 with FBM Gypsum Supply of Illinois, LLC. The lease is expected to commence on November 1, 2017, with 2 months of free rent, after which Initial annual rent of $159,888, representing $4.40 per square foot, will commence with 2.0% annual increases thereafter.
(F)	Effective July 1, 2017, an 87,500 square foot building leased to FedEx Ground Package System, Inc., located in Ft. Myers, FL, became vacant.

Third Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 18 of 23

Definitions

Investors and analysts following the real estate industry utilize funds from operations (“FFO”), core funds from operations (“Core FFO”), net operating income (“NOI”), Same Property NOI, Same Property Cash NOI, earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) and adjusted funds from operations (“AFFO”), variously defined, as supplemental performance measures. While the Company believes net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers NOI, Same Property NOI, Same Property Cash NOI, Adjusted EBITDA, FFO, Core FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that is also adjusts for the effects of acquisitions costs. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. Adjusted EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a supplemental tool to evaluate the Company’s performance. In addition, NOI, Same Property NOI, Same Property Cash NOI, Adjusted EBITDA, FFO, Core FFO and AFFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value. As used herein, the Company calculates the following non-U.S. GAAP measures as follows:

FFO, as defined by The National Association of Real Estate Investment Trusts (NAREIT), to be equal to net income applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on securities investments. NAREIT created FFO as a non-U.S. GAAP supplemental measure of REIT operating performance and is used by industry analysts and investors as a supplemental operating performance measure of a REIT.

Core FFO is calculated as FFO plus acquisition costs and costs associated with the Redemption of Preferred Stock.

AFFO is calculated as Core FFO plus amortization of financing costs; stock compensation expense, deprecation of corporate office tenant improvements and non-recurring other expenses, less gain on sale of securities transactions; effects of non-cash U.S. GAAP straight-line rent adjustments and recurring capital expenditures. Recurring capital expenditures are defined as all capital expenditures, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal.

NOI from property operations is calculated as net income attributable to common shareholders, as defined by U.S. GAAP, plus preferred dividends, general & administrative expenses, acquisitions costs, depreciation, amortization of capitalized lease costs & intangible assets and interest expense, including amortization of financing costs, less dividend and interest income and gain on sale of securities transactions. The components of NOI consist of recurring rental and reimbursement revenue, less real estate taxes and operating expenses, such as insurance, utilities, and repairs and maintenance and other expenses.

Same Property NOI is calculated as the NOI of all properties owned during the entire periods presented with the exclusion of any properties expanded during the periods presented.

Same Property Cash NOI is calculated as the Same Property NOI adjusted to exclude the effect of non-cash U.S. GAAP straight-line rent adjustment for the properties included in the Same Property NOI calculation.

Adjusted EBITDA is calculated as net income attributable to common shareholders, as defined by U.S. GAAP, plus preferred dividends, depreciation and amortization, interest expense, including amortization of financing costs, acquisition costs, net amortization of acquired above and below market lease revenue and loss on sale of real estate investment, less gain on sale of securities transactions.

FFO, Core FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI and Adjusted EBITDA, do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. FFO, Core FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI and Adjusted EBITDA should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. FFO, Core FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI and Adjusted EBITDA, as currently calculated by the Company, may not be comparable to similarly titled, but variously calculated, measures of other REITs.

Third Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 19 of 23

FOR IMMEDIATE RELEASE	August 9, 2017
Contact: Susan Jordan
732-577-9996

MONMOUTH REAL ESTATE REPORTS RESULTS FOR

THE THIRD QUARTER ENDED JUNE 30, 2017

FREEHOLD, NJ, August 9, 2017........ Monmouth Real Estate Investment Corporation (NYSE:MNR) reported Net Income Attributable to Common Shareholders of $5,217,000 or $0.07 per diluted share for the three months ended June 30, 2017 as compared to $6,080,000 or $0.09 per diluted share for the three months ended June 30, 2016. This decrease was due to a $2.5 million, or $0.03 per diluted share, non-recurring preferred stock redemption charge. Core Funds from Operations (Core FFO) were $15,441,000 or $0.21 per diluted share for the three months ended June 30, 2017 as compared to $12,752,000 or $0.19 per diluted share for the three months ended June 30, 2016, representing an increase in Core FFO per share of 11%. Adjusted Funds from Operations (AFFO) for the three months ended June 30, 2017 were $13,960,000, or $0.19 per diluted share, versus $12,431,000, or $0.19 per diluted share, for the three months ended June 30, 2016.

A summary of significant financial information for the three and nine months ended June 30, 2017 and 2016 is as follows:

	Three Months Ended June 30,
	2017	2016
Rental Revenue	$24,400,000	$20,790,000
Reimbursement Revenue	$4,209,000	$3,324,000
Net Operating Income (NOI) (1)	$24,036,000	$20,499,000
Total Expenses	$14,131,000	$11,836,000
Dividend and Interest Income	$1,899,000	$1,486,000
Gain on Sale of Securities Transactions, net	$1,488,000	$272,000
Net Income	$11,730,000	$8,231,000
Net Income Attributable to Common Shareholders	$5,217,000	$6,080,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.07	$0.09
Core FFO (1)	$15,441,000	$12,752,000
Core FFO per Diluted Common Share (1)	$0.21	$0.19
AFFO (1)	$13,960,000	$12,431,000
AFFO per Diluted Common Share (1)	$0.19	$0.19
Dividends Declared per Common Share	$0.16	$0.16

Weighted Avg. Diluted Common Shares Outstanding	73,054,000	66,462,000

	Nine Months Ended June 30,
	2017	2016
Rental Revenue	$71,292,000	$59,466,000
Reimbursement Revenue	$11,807,000	$9,874,000
Net Operating Income (NOI) (1)	$70,184,000	$58,342,000
Total Expenses	$41,179,000	$35,541,000
Dividend and Interest Income	$4,631,000	$4,050,000
Gain on Sale of Securities Transactions, net	$2,294,000	$1,159,000
Net Income	$30,009,000	$22,302,000
Net Income Attributable to Common Shareholders	$16,216,000	$15,847,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.23	$0.24
Core FFO (1)	$41,694,000	$35,278,000
Core FFO per Diluted Common Share (1)	$0.58	$0.55
AFFO (1)	$39,411,000	$33,901,000
AFFO per Diluted Common Share (1)	$0.55	$0.52
Dividends Declared per Common Share	$0.48	$0.48

Weighted Avg. Diluted Common Shares Outstanding	71,423,000	64,703,000

A summary of significant balance sheet information as of June 30, 2017 and September 30, 2016 is as follows:

	June 30, 2017	September 30, 2016
Net Real Estate Investments	$1,204,348,000	$1,022,483,000
Securities Available for Sale at Fair Value	$100,496,000	$73,605,000
Total Assets	$1,351,618,000	$1,223,486,000
Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$554,487,000	$477,476,000
Loans Payable	$122,095,000	$80,791,000
Total Shareholders’ Equity	$658,246,000	$597,858,000

Third Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 20 of 23

Michael P. Landy, President and CEO, commented on the results for the third quarter of fiscal 2017,

“Monmouth had a very productive quarter that saw a substantial amount of acquisition activity as several properties from our build-to-suit pipeline came on line. During the quarter, we acquired five brand-new Class A built-to-suit properties containing a total of 1.4 million square feet. These five acquisitions were purchased for an aggregate cost of $152.0 million and have a weighted average lease term of 14.4 years. Because four of the five acquisitions did not close until the last week of the quarter, their favorable impact to our earnings was not a factor during the recent quarter but will be apparent going forward.”

“During the quarter, we also finished successfully replacing all $111 million of our high dividend Series A and Series B perpetual preferred stock, which had a weighted average coupon of 7.755%, with our new 6.125% Series C perpetual preferred stock. This will result in approximately $1.76 million in annual preferred dividend savings going forward. Our balance sheet has never been stronger and these substantial improvements to our capital structure will benefit Monmouth for many years to come, regardless of what interest rates may do in the future. Net Income during the quarter was impacted by a non-recurring, non-cash $2.5 million preferred redemption charge. During the recent quarter, we generated Core FFO of $0.21 per diluted share representing an 11% increase over the prior year period. Our AFFO per diluted share was $0.19 which is in-line with the prior year period and represents a 6% increase sequentially.”

“Additionally, our strong financial performance continued with the following achievements over the quarter:

●	Increased our Gross Revenue by 19% to $30.5 million, compared to $25.6 million in the prior year period,

●	Increased our Net Operating Income by 17% to $24.0 million, compared to $20.5 million in the prior year period,

●	Generated $1.5 million in net realized gains on our securities investments resulting in $2.3 million in cumulative net realized gains thus far in fiscal 2017, in addition to the $8.8 million in unrealized gains held at quarter end,

●	Achieved a total market capitalization of $2.0 billion, and

●	Entered into an At-The-Market Preferred Equity Program (ATM Preferred Stock Program) with FBR Capital Markets & Co. in which the Company may, from time to time, offer and sell additional shares of its 6.125% Series C Preferred Stock. Subsequent to the quarter end through July 25, 2017, the Company sold 627,867 shares under its ATM Preferred Stock Program at a weighted average price of $25.44 per share, and realized net proceeds, after offering expenses, of approximately $15.6 million.”

“Our property portfolio continued to deliver strong results as evidenced by the following accomplishments:

●	Increased our current quarter end occupancy rate to 99.8%, an increase of 20 basis points over the prior year period,

●	Increased our weighted average lease maturity by 10% to 7.8 years from 7.1 years in the prior year period,

●	Renewed 10 of the 13 leases set to expire in fiscal 2017, totaling 1.5 million square feet. Nine of the 10 renewed leases, representing 1.3 million square feet, or 83% of the expiring square footage, have a weighted average lease term of 6.5 years, and a weighted average lease rate of $5.61 per square foot on a GAAP basis. This represents a decrease in the weighted average lease rate of 1.2% on a GAAP basis. Subsequent to quarter end, we leased one of the additional three buildings to a new tenant. One of the ten leases, representing 87,500 square feet, was renewed for only eight months because the tenant, FedEx Ground, moved its operations to our newly constructed 214,000 square foot facility, in the same market, in Ft. Myers, FL. The remaining two leases that are still set to expire during fiscal 2017 are currently under discussion.

●	Our same property occupancy decreased 30 basis points from 100% to 99.7% during the nine month period and our same property NOI increased 0.4% on a GAAP basis and 1.6% on a cash basis.

●	Subsequent to quarter end, we acquired a brand new Class A built-to-suit property containing 354,000 square feet, in the Charlotte, NC MSA, for a cost of $40.6 million, leased for 15 years to FedEx Ground. This facility will generate $2.5 million in annualized rental revenue, and

●	Continued to grow our acquisition pipeline to $88.7 million currently, representing 1.04 million square feet. These are all brand new, build-to-suit developments currently under construction and set to come online over the next several quarters.”

Mr. Landy further stated, “Monmouth’s strong performance was on full display this recent quarter. Our 1.4 million square feet in new acquisition activity, our sector leading 99.8% occupancy rate, our major enhancements to our strong balance sheet, and our consistent earnings growth, all result in a company that is very well positioned to achieve substantial results going forward. We continue to grow our asset base one high quality acquisition at a time and look forward to building upon our successful track record to date.”

Monmouth Real Estate Investment Corporation will host its Third Quarter FY 2017 Financial Results Webcast and Conference Call on Thursday, August 10, 2017 at 10:00 a.m. Eastern Time. Senior management will discuss the results, current market conditions and future outlook.

The Company’s Third Quarter FY 2017 financial results being released herein will be available on the Company’s website at www.mreic.reit in the Investor Relations section, under Filings and Reports.

Third Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 21 of 23

To participate in the Webcast, select the 3Q2017 Webcast and Earnings Call “Link to Webcast” on the homepage of the Company’s website at www.mreic.reit, in the Highlights section, which is located towards the bottom of the homepage. Interested parties can also participate via conference call by calling toll free 877-510-5852 (domestically) or 412-902-4138 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Thursday, August 10, 2017. It will be available until December 1, 2017, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10107965. A transcript of the call and the webcast replay will be available at the Company’s website on the Investor Relations homepage, www.mreic.reit.

Monmouth Real Estate Investment Corporation, founded in 1968, is one of the oldest public equity REITs in the U.S. The Company specializes in single tenant, net-leased industrial properties, subject to long-term leases, primarily to investment-grade tenants. Monmouth Real Estate is a fully integrated and self-managed real estate company, whose property portfolio consists of 106 properties containing a total of approximately 18.3 million rentable square feet, geographically diversified across 30 states. In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Notes:

(1)	Non-U.S. GAAP Information: FFO, as defined by The National Association of Real Estate Investment Trusts (NAREIT), to be equal to net income applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. We define Core FFO as FFO, excluding acquisition costs and costs associated with the Redemption of Preferred Stock. We define AFFO as Core FFO excluding lease termination income, gains or losses on securities transactions, stock based compensation expense, depreciation of corporate office tenant improvements, amortization of deferred financing costs, non-recurring other expense, the effect of non-cash U.S. GAAP straight-line rent adjustments and less recurring capital expenditures. We define recurring capital expenditures as all capital expenditures, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal. We define NOI from property operations as net income attributable to common shareholders, as defined by U.S. GAAP, plus preferred dividends, general & administrative expenses, acquisitions costs, depreciation, amortization of capitalized lease costs & intangible assets and interest expense, including amortization of financing costs, less dividend and interest income and gain on sale of securities transactions. The components of NOI consists of recurring rental and reimbursement revenue, less real estate taxes and operating expenses, such as insurance, utilities, and repairs and maintenance and other expenses. Adjusted EBITDA is calculated as net income attributable to common shareholders, as defined by U.S. GAAP, plus preferred dividends; depreciation and amortization; interest expense, including amortization of financing costs; acquisition costs; net amortization of acquired above and below market lease revenue and loss on sale of real estate investment, less gain on sale of securities transactions. FFO, Core FFO and AFFO per diluted common share are defined as FFO, Core FFO and AFFO divided by weighted average diluted common shares outstanding. FFO, Core FFO and AFFO per diluted common share, as well as NOI and Adjusted EBITDA, should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs). FFO, Core FFO and AFFO per diluted common share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis. However, other REITs may use different methodologies to calculate FFO, Core FFO and AFFO per diluted share and, accordingly, our FFO, Core FFO and AFFO per diluted share may not be comparable to all other REITs. The items excluded from FFO, Core FFO and AFFO per diluted common share are significant components in understanding the Company’s financial performance.

FFO, Core FFO and AFFO per diluted common share (A) do not represent cash flow from operations as defined by accounting principles generally accepted in the United States of America; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity. FFO, Core FFO and AFFO per diluted common share, as well as NOI, as calculated by the Company, may not be comparable to similarly titled measures reported by other REITs.

The following is a reconciliation of the Company’s U.S. GAAP Net Income to the Company’s FFO, Core FFO and AFFO for the three and nine months ended June 30, 2017 and 2016:

	Three Months Ended		Nine Months Ended
	6/30/2017	6/30/2016	6/30/2017	6/30/2016
Net Income Attributable to Common Shareholders	$5,217,000	$6,079,000	$16,216,000	$15,847,000
Plus: Depreciation Expense (excluding Corporate Office Capitalized Costs)	7,279,000	6,066,000	21,333,000	17,390,000
Plus: Amortization of Intangible Assets	263,000	272,000	771,000	915,000
Plus: Amortization of Capitalized Lease Costs	215,000	199,000	633,000	580,000
Plus: Loss on Sale of Real Estate Investment	-0-	-0-	95,000	-0-
FFO Attributable to Common Shareholders	12,974,000	12,616,000	39,048,000	34,732,000
Plus: Acquisition Costs	-0-	136,000	179,000	546,000
Plus: Redemption of Preferred Stock	2,467,000	-0-	2,467,000	-0-
Core FFO Attributable to Common Shareholders	15,441,000	12,752,000	41,694,000	35,278,000
Plus: Stock Compensation Expense	175,000	100,000	441,000	307,000
Plus: Depreciation of Corporate Office Capitalized Costs	39,000	31,000	117,000	88,000
Plus: Amortization of Financing Costs	283,000	240,000	950,000	713,000
Plus: Non-recurring other expense	-0-	100,000	-0-	500,000
Less: Gain on Sale of Securities Transactions	(1,488,000)	(272,000)	(2,294,000)	(1,159,000)
Less: Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(295,000)	(350,000)	(925,000)	(1,172,000)
Less: Recurring Capital Expenditures	(195,000)	(170,000)	(572,000)	(654,000)
AFFO Attributable to Common Shareholders	$13,960,000	$12,431,000	$39,411,000	$33,901,000

Third Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 22 of 23

The following are the Cash Flows provided (used) by Operating, Investing and Financing Activities for the nine months ended June 30, 2017 and 2016:

	Nine Months Ended
	6/30/2017	6/30/2016

Operating Activities	$50,191,000	$43,347,000
Investing Activities	(232,827,000)	(169,805,000)
Financing Activities	98,637,000	121,271,000

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Third Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 23 of 23